SUPPLEMENT DATED NOVEMBER 28, 2011
TO

TO PROSPECTUS DATED MAY 1, 2001
FOR COMPASS 1 NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT A

The address for the Home Office of Sun Life Insurance and Annuity Company of New York has changed.

The new address is:

One Grand Central Place
60 East 42nd Street, Suite 3100
New York, NY  10165

Please retain this supplement with your prospectus for future reference.

SLNY Compass 1 11/2011